Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net Sales:
Aerospace & Electronics	$161,059	$154,280 *	$577,164	$590,118	*
Engineered Materials	44,975	44,090	212,280	172,080
Merchandising Systems	76,143	71,731	298,040	292,636
Fluid Handling	261,719	253,577	1,019,937	1,049,960
Controls	30,110	21,326	110,404	91,549

Total Net Sales	$574,006	$545,004	$2,217,825	$2,196,343

Operating Profit (Loss):
Aerospace & Electronics	$33,156	$39,657 *	$109,228	$95,916	*
Engineered Materials	3,466	6,060	30,143	19,657
Merchandising Systems	(2,611)	4,553	16,729	21,122
Fluid Handling	29,252	33,503	122,590	132,211
Controls	2,943	(1,407)	5,843	(4,391)
Corporate	(12,507)	(12,926)	(49,371)	(56,246	)**

Total Operating Profit (Loss)	53,699	69,440	235,162	208,269

Interest Income	424	1,242	1,184	2,820
Interest Expense	(6,720)	(6,769)	(26,841)	(27,139)
Miscellaneous- Net	527	(1,347)	1,424	976

Income (loss) Before Income Taxes	47,930	62,566	210,929	184,926
Provision for Income Taxes	8,690	14,873	56,739	50,846

Net income (loss) before allocations to noncontrolling interests	39,240	47,693	154,190	134,080
Less: Noncontrolling interest in subsidiaries’ earnings (losses)	(148)	22	20	224

Net income (loss) attributable to common shareholders	$39,388	$47,671	$154,170	$133,856

Share Data:
Earnings per Diluted Share	$0.66	$0.81	$2.59	$2.28

Average Diluted Shares Outstanding	59,317	59,119	59,562	58,812
Average Basic Shares Outstanding	58,275	58,472	58,601	58,473

Supplemental Data:
Cost of Sales	$385,381	$349,002	$1,472,602	$1,466,030
Selling, General & Administrative	134,926	126,562	510,061	522,044
Depreciation and Amortization ***	15,245	14,347	59,841	58,204
Stock-Based Compensation Expense	3,676	2,464	13,326	9,166

*	Includes $18.9 million of sales and $16.4 million of operating profit from the Boeing Company and GE Aviation Systems LLC settlement related to brake control systems.
**	Includes a charge of $7.25 million related to the settlement of a lawsuit brought against the Company by a customer alleging failure of our fiberglass-reinforced plastic material.
***	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	December 31,	December 31,
	2010	2009
ASSETS
Current Assets
Cash and Cash Equivalents	$272,941	$372,714
Accounts Receivable, net	301,918	282,463
Current Insurance Receivable - Asbestos	33,000	35,300
Inventories, net	319,077	284,552
Other Current Assets	61,725	71,317

Total Current Assets	988,661	1,046,346

Property, Plant and Equipment, net	280,746	285,224
Long-Term Insurance Receivable - Asbestos	180,689	213,004
Other Assets	450,936	406,346
Goodwill	810,285	761,978

Total Assets	$2,711,317	$2,712,898

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$984	$1,078
Accounts Payable	157,051	142,390
Current Asbestos Liability	100,000	100,300
Accrued Liabilities	229,462	218,864
Income Taxes	11,057	4,150

Total Current Liabilities	498,554	466,782

Long-Term Debt	398,736	398,557
Long-Term Deferred Tax Liability	50,141	29,578
Long-Term Asbestos Liability	619,666	720,713
Other Liabilities	147,859	203,566

Total Equity	996,361	893,702

Total Liabilities and Equity	$2,711,317	$2,712,898

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Operating Activities:
Net income attributable to common shareholders	$39,388	$47,671	$154,170	$133,856
Noncontrolling interest in subsidiaries’ earnings (losses)	(148)	22	20	224

Net income before allocations to noncontrolling interests	39,240	47,693	154,190	134,080
Gain on divestiture	—	—	(1,015)	—
Depreciation and amortization	15,245	14,347	59,841	58,204
Stock-based compensation expense	3,676	2,464	13,326	9,166
Defined benefit plans and postretirement expense	3,678	4,688	14,712	18,750
Deferred income taxes	(2,885)	8,680	28,028	26,284
Cash provided by operating working capital	48,105	34,366	(8,262)	47,403
Defined benefit plans and postretirement contributions	(1,324)	(21,732)	(43,226)	(35,231)
Environmental payments, net of reimbursements	(158)	(806)	(11,063)	(8,961)
Other	(8,265)	(5,372)	(6,264)	(4,854)

Subtotal	97,312	84,328	200,267	244,841
Asbestos related payments, net of insurance recoveries	(23,079)	(21,039)	(66,731)	(55,827)*

Total provided by operating activities	74,233	63,289	133,536	189,014

Investing Activities:
Capital expenditures	(7,444)	(7,087)	(21,033)	(28,346)
Proceeds from disposition of capital assets	190	1,442	375	4,768
Payment for acquisition, net of cash acquired	(89,294)	—	(140,461)	—
Proceeds from divestiture	—	17,864	4,615	17,864

Total (used for) provided by investing activities	(96,548)	12,219	(156,504)	(5,714)

Financing Activities:
Dividends paid	(13,360)	(11,704)	(50,371)	(46,783)
Reacquisition of shares on open market	(19,999)	—	(49,988)	—
Stock options exercised - net of shares reacquired	6,024	1,369	22,375	1,070
Excess tax benefit from stock-based compensation	1,470	93	3,290	224
Change in short-term debt	(440)	(109)	(2,739)	(16,474)

Total used for financing activities	(26,305)	(10,351)	(77,433)	(61,963)

Effect of exchange rate on cash and cash equivalents	5,997	2,669	628	19,537

Increase (decrease) in cash and cash equivalents	(42,623)	67,826	(99,773)	140,874
Cash and cash equivalents at beginning of period	315,564	304,888	372,714	231,840

Cash and cash equivalents at end of period	$272,941	$372,714	$272,941	$372,714

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

CRANE CO.

Order Backlog

(in thousands)

	December 31,		September 30,		June 30,		March 31,		December 31,
	2010		2010		2010		2010		2009

Aerospace & Electronics	$431,467	*	$401,585	*	$394,554	*	$388,169	*	$351,004
Engineered Materials	11,831		11,367		12,496		14,810		12,070
Merchandising Systems	30,170	**	18,044		20,346		21,947		23,522
Fluid Handling	271,825		266,578		257,840		253,946		249,901
Controls	22,354		27,575		28,711		26,910		27,958

Total Backlog	$767,647		$725,149		$713,947		$705,782		$664,455

*	Includes Order Backlog of $22.9 million in December 2010, $24.5 million in September 2010, $26.5 million in June 2010 and $22.4 million in March 2010 pertaining to the 2010 acquisition of Merrimac.
**	Includes Order Backlog of $8.4 million in December 2010 pertaining to the 2010 acquisition of Money Controls.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended		Twelve Months Ended		Percent Change	Percent Change
	December 31,		December 31,		December 31, 2010	December 31, 2010
	2010	2009	2010	2009	Three Months	Twelve Months
INCOME ITEMS

Net Sales	$574,006	$545,004	$2,217,825	$2,196,343	5.3%	1.0%

Special Items impacting Net Sales
Agreement related to brake control systems (a)		(18,880)		(18,880)

Net Sales before Special Items	$574,006	$526,124	$2,217,825	$2,177,463	9.1%	1.9%

Operating Profit	53,699	69,440	235,162	208,269	-22.7%	12.9%
Percentage of Sales	9.4%	12.7%	10.6%	9.5%

Special Items impacting Operating Profit:
Agreement related to brake control systems, net (a)		(16,360)		(16,360)

Lawsuit Settlement - Pre-Tax (b)	—	—		7,250

Restructuring Charges - Pre-Tax (c)	7,841	2,883	6,676	5,243

Non-deductible acquisition transaction costs (d)	1,276	—	1,276	—

Operating Profit before Special Items	$62,816	$55,963	$243,114	$204,402	12.2%	18.9%

Percentage of Sales	10.9%	10.6%	11.0%	9.4%

Net Income Attributable to Common Shareholders	$39,388	$47,671	$154,170	$133,856
Per Share	$0.66	$0.81	$2.59	$2.28	-17.6%	13.7%

Special Items impacting Net Income Attributable to Common Shareholders:
Agreement related to brake control systems, net - Net of Tax (a)		(10,634)		(10,634)
Per Share		(0.18)		(0.18)

Tax benefit from divestiture (e)		(5,238)		(5,238)
Per Share		(0.09)		(0.09)

Reversal of Tax Provision on Undistributed Foreign Earnings (f)	($5,625)		($5,625)
Per Share	$(0.09)		$(0.09)

Lawsuit Settlement - Net of Tax (b)				4,713
Per Share				0.08

Restructuring Charges - Net of Tax (c)	5,293	1,916	4,470	3,703
Per Share	$0.09	$0.03	$0.08	$0.06

Non-deductible acquisition transaction costs (d)	1,276		1,276
Per Share	$0.02		$0.02

Net Income Attributable To Common Shareholders Before Special Items	$40,332	$33,715	$154,291	$126,400	19.6%	22.1%

Per Basic Share	$0.69	$0.58	$2.63	$2.16
Per Diluted Share	$0.68	$0.57	$2.59	$2.15	19.2%	20.5%

(a)	During the three months ended December 31, 2009, the Company recorded an agreement with Boeing and GE Aviation LLC related to the development of brake control systems for the Boeing 787 aircraft.
(b)	During the six months ended June 30, 2009, the Company recorded a charge for the settlement of a lawsuit brought against the Company by a customer alleging failure or our fiberglass-reinforced plastic material.
(c)	Amounts represent restructuring charges in connection with the Restructuring Program.
(d)	During the three months ended December 31, 2010, the Company recorded non-deductible transaction costs associated with the acquisition of Money Controls.
(e)	During the three months ended December 31, 2009, the Company recorded a tax benefit related to the divestiture of one of its businesses.
(f)	During the three months ended December 31, 2010, the Company recorded a tax benefit caused by the reinvestment of non-U.S. earnings associated with the acquisition of Money Controls.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$97,312	$84,328 *	$200,267 **	$244,841	*
Asbestos Related Payments, Net of Insurance Recoveries	(23,079)	(21,039)	(66,731)	(55,827	)***

Cash Provided from Operating Activities	74,233	63,289	133,536	189,014
Less: Capital Expenditures	(7,444)	(7,087)	(21,033)	(28,346)

Free Cash Flow	$66,789	$56,202	$112,503	$160,668

*	Includes a $17 million discretionary pension contribution.
**	Includes a $25 million discretionary pension contribution.
***	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principle payments on the Company’s long-term debt. Non- GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.